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                                                                   EXHIBIT 23(A)

                           INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Fleet Financial Group, Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the accompanying Amendment No. 1 to the Registration Statement.


                                          /s/ KPMG Peat Marwick LLP


Boston, Massachusetts
September 23, 1998